Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

ORACLE REPORTS Q4 GAAP EPS UP 11% TO 69 CENTS; Q4 NON-GAAP EPS UP 10% TO 82 CENTS

Fiscal Year 2012 Operating Cash Flow Up 23% to $13.7 billion

REDWOOD SHORES, Calif., June 18, 2012 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2012 Q4 GAAP total revenues were up 1% to $10.9 billion, while non-GAAP total revenues were up 1% to $11.0 billion. Both GAAP and non-GAAP new software license revenues were up 7% to $4.0 billion. Both GAAP and non-GAAP software license updates and product support revenues were up 5% to $4.2 billion. Both GAAP and non-GAAP hardware systems products revenues were down 16% to $977 million. GAAP operating income was up 5% to $4.6 billion, and GAAP operating margin was 42%. Non-GAAP operating income was up 5% to $5.5 billion, and non-GAAP operating margin was 50%. GAAP net income was up 8% to $3.5 billion, while non-GAAP net income was up 7% to $4.1 billion. GAAP earnings per share were $0.69, up 11% compared to last year while non-GAAP earnings per share were up 10% to $0.82. GAAP operating cash flow for fiscal year 2012 was $13.7 billion, up 23% compared to last year.

Without the impact of the US dollar strengthening compared to foreign currencies, Oracle’s reported Q4 GAAP earnings per share would have been $0.03 higher at $0.72, up 16%, and Q4 non-GAAP earnings per share would have been $0.04 higher at $0.86, up 15%. Both GAAP and non-GAAP total revenues also would have been up 5%, GAAP new software license revenues would have been up 11%, non-GAAP new software license revenues would have been up 12% and both GAAP and non-GAAP hardware systems products revenues would have been down 13%.

For fiscal year 2012, GAAP total revenues were up 4% to $37.1 billion, while non-GAAP total revenues were up 4% to $37.2 billion. GAAP new software license revenues were up 7% to $9.9 billion. Non-GAAP new software license revenues were up 8% to $9.9 billion.

GAAP software license updates and product support revenues were up 10% to $16.2 billion, while non-GAAP software license updates and product support revenues were up 9% to $16.3 billion. Both GAAP and non-GAAP hardware systems products revenues were $3.8 billion. GAAP operating income was up 14% to $13.7 billion, and GAAP operating margin was 37%. Non-GAAP operating income was up 8% to $17.2 billion, and non-GAAP operating margin was 46%. GAAP net income was up 17% to $10.0 billion, while non-GAAP net income was up 10% to $12.5 billion. GAAP earnings per share were $1.96, up 18% compared to last year while non-GAAP earnings per share were up 11% to $2.46.

“Our record-breaking fourth quarter featured several all-time highs for Oracle: new software license sales of $4 billion, total software revenue of $8 billion, total revenue of $11 billion, and EPS of 82 cents,” said Oracle President and CFO, Safra Catz. “For the fiscal year, we also set all-time highs for operating margins of 46%, and operating cash flow of $13.7 billion.”

“Our engineered systems business is now operating at well over a billion dollar revenue run rate,” said Oracle President, Mark Hurd. “For the year, the Exadata, Exalogic, Exalytics, SPARC SuperCluster and the Oracle Big Data Appliance product group grew over 100% year-over-year.”

“The development of Oracle Cloud is strategic to increasing the size and profitability of Oracle’s software business,” said Oracle Chief Executive Officer, Larry Ellison. “Our Oracle Cloud SaaS business is nearly at a billion dollar revenue run rate, the same size as our engineered systems hardware business. The combination of engineered systems and the Oracle Cloud will drive Oracle’s growth in FY 2013.”

The Board of Directors also declared a quarterly cash dividend of $0.06 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on July 13, 2012, with a payment date of August 3, 2012.

Oracle also announced that its Board of Directors authorized the repurchase of up to an additional $10.0 billion of common stock under its existing share repurchase program in future quarters.

Q4 and Fiscal 2012 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 3:00 p.m. Pacific. You may listen to the call by dialing (888) 282-4044 or (913) 312-9303, Passcode: 448965. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q4 results and Fiscal 2012 financial tables are available on the Oracle Investor Relations website. A replay of the conference call will also be available by dialing (719) 457-0820 or (888) 203-1112, Passcode: 2112934.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NASDAQ: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding FY2013, Oracle Cloud and our share repurchase program, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the current European debt crisis, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) Our hardware systems business may not be successful, and we may fail to achieve our financial forecasts with respect to this business. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses and risks relating to compliance with international and U.S. laws that apply to our international operations. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses or hardware systems products or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of June 18, 2012. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q4 FISCAL 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase		% Increase (Decrease)

	2012	% of Revenues		2011	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$3,985	37%		$3,736	35%		7%		11%
Software license updates and product support	4,152	38%		3,961	36%		5%		8%

Software Revenues	8,137	75%		7,697	71%		6%		10%

Hardware systems products	977	9%		1,157	11%		(16%	)	(13%	)
Hardware systems support	600	5%		673	6%		(11%	)	(7%	)

Hardware Systems Revenues	1,577	14%		1,830	17%		(14%	)	(11%	)

Services	1,202	11%		1,248	12%		(4%	)	0%

Total Revenues	10,916	100%		10,775	100%		1%		5%

OPERATING EXPENSES
Sales and marketing	2,100	19%		2,098	20%		0%		4%
Software license updates and product support	327	3%		350	3%		(6%	)	(3%	)
Hardware systems products	476	4%		511	5%		(7%	)	(4%	)
Hardware systems support	248	2%		309	3%		(20%	)	(17%	)
Services	955	9%		1,000	9%		(5%	)	0%
Research and development	1,226	11%		1,170	11%		5%		7%
General and administrative	278	3%		255	2%		9%		12%
Amortization of intangible assets	640	6%		598	6%		7%		7%
Acquisition related and other	(7)	0%		48	0%		(115%	)	(114%	)
Restructuring	77	1%		77	1%		0%		5%

Total Operating Expenses	6,320	58%		6,416	60%		(1%	)	1%

OPERATING INCOME	4,596	42%		4,359	40%		5%		11%
Interest expense	(194)	(2%	)	(195)	(1%	)	(1%	)	(1%	)
Non-operating income (expense), net	(20)	0%		6	0%		(422%	)	(379%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	4,382	40%		4,170	39%		5%		11%

Provision for income taxes	931	8%		961	9%		(3%	)	2%

NET INCOME	$3,451	32%		$3,209	30%		8%		13%

EARNINGS PER SHARE:
Basic	$0.70			$0.63
Diluted	$0.69			$0.62
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,950			5,065
Diluted	5,027			5,164
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended May 31, 2012 compared with the corresponding prior year period decreased our total revenues by 4 percentage points, total operating expenses by 2 percentage points and operating income by 6 percentage points.

ORACLE CORPORATION

Q4 FISCAL 2012 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2012		2012	2011		2011	GAAP		Non-GAAP		GAAP		Non-GAAP
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
TOTAL REVENUES (3) (4) (5)	$10,916	$34	$10,950	$10,775	$31	$10,806	1%		1%		5%		5%
TOTAL SOFTWARE REVENUES (3) (4)	$8,137	$30	$8,167	$7,697	$17	$7,714	6%		6%		10%		10%
New software licenses (3)	3,985	22	4,007	3,736	—	3,736	7%		7%		11%		12%
Software license updates and product support (4)	4,152	8	4,160	3,961	17	3,978	5%		5%		8%		8%

TOTAL HARDWARE SYSTEMS REVENUES (5)	$1,577	$4	$1,581	$1,830	$14	$1,844	(14%	)	(14%	)	(11%	)	(12%	)
Hardware systems products	977	—	977	1,157	—	1,157	(16%	)	(16%	)	(13%	)	(13%	)
Hardware systems support (5)	600	4	604	673	14	687	(11%	)	(12%	)	(7%	)	(9%	)
TOTAL OPERATING EXPENSES	$6,320	$(882)	$5,438	$6,416	$(848)	$5,568	(1%	)	(2%	)	1%		1%
Stock-based compensation (6)	172	(172)	—	125	(125)	—	37%		*		37%		*
Amortization of intangible assets (7)	640	(640)	—	598	(598)	—	7%		*		7%		*
Acquisition related and other	(7)	7	—	48	(48)	—	(115%	)	*		(114%	)	*
Restructuring	77	(77)	—	77	(77)	—	0%		*		5%		*
OPERATING INCOME	$4,596	$916	$5,512	$4,359	$879	$5,238	5%		5%		11%		10%

OPERATING MARGIN %	42%		50%	40%		48%	164 bp.		186 bp.		209 bp.		205 bp.

INCOME TAX EFFECTS (8)	$931	$224	$1,155	$961	$216	$1,177	(3%	)	(2%	)	2%		2%

NET INCOME	$3,451	$692	$4,143	$3,209	$663	$3,872	8%		7%		13%		12%

DILUTED EARNINGS PER SHARE	$0.69		$0.82	$0.62		$0.75	11%		10%		16%		15%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,027	—	5,027	5,164	—	5,164	(3%	)	(3%	)	(3%	)	(3%	)
(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2012, approximately $34 million in estimated revenues related to assumed cloud software subscription contracts will not be recognized for fiscal 2013 due to business combination accounting rules.

(4)	As of May 31, 2012, approximately $13 million and $2 million in estimated revenues related to assumed software support contracts will not be recognized for fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(5)	As of May 31, 2012, approximately $11 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2013 due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended May 31, 2012			Three Months Ended May 31, 2011
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$35	$(35)	$—	$23	$(23)	$—
Software license updates and product support	5	(5)	—	3	(3)	—
Hardware systems support	1	(1)	—	1	(1)	—
Services	7	(7)	—	3	(3)	—
Research and development	82	(82)	—	60	(60)	—
General and administrative	42	(42)	—	35	(35)	—

Subtotal	172	(172)	—	125	(125)	—

Acquisition related and other	12	(12)	—	2	(2)	—

Total stock-based compensation	$184	$(184)	$—	$127	$(127)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of May 31, 2012 was as follows:

Fiscal 2013	$2,313
Fiscal 2014	1,938
Fiscal 2015	1,488
Fiscal 2016	941
Fiscal 2017	384
Thereafter	824

Total intangible assets subject to amortization	7,888
In-process research and development	11

Total intangible assets, net	$7,899

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 21.2% and 23.1% in the fourth quarter of fiscal 2012 and 2011, respectively, and an effective non-GAAP tax rate of 21.8% and 23.3% in the fourth quarter of fiscal 2012 and 2011, respectively. The difference between our GAAP and non-GAAP tax rates in the fourth quarter of fiscal 2012 was primarily due to the disproportionate rate impact of discrete items, differences in jurisdictional tax rates and related tax benefits attributable to our restructuring expenses, and income tax effects related to acquired tax exposures in the period. The difference between our GAAP and non-GAAP tax rates in the fourth quarter of fiscal 2011 was primarily due to income tax effects related to acquired tax exposures and differences in jurisdictional tax rates and related tax benefits attributable to our restructuring expenses in the period.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2012 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Year Ended May 31,								% Increase (Decrease)
							% Increase
	2012	% of Revenues		2011	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
New software licenses	$9,906	27%		$9,235	26%		7%		8%
Software license updates and product support	16,210	43%		14,796	42%		10%		9%

Software Revenues	26,116	70%		24,031	68%		9%		9%

Hardware systems products	3,827	10%		4,382	12%		(13%	)	(14%	)
Hardware systems support	2,475	7%		2,562	7%		(3%	)	(4%	)

Hardware Systems Revenues	6,302	17%		6,944	19%		(9%	)	(10%	)

Services	4,703	13%		4,647	13%		1%		1%

Total Revenues	37,121	100%		35,622	100%		4%		4%

OPERATING EXPENSES
Sales and marketing	7,127	19%		6,579	18%		8%		8%
Software license updates and product support	1,226	3%		1,264	3%		(3%	)	(3%	)
Hardware systems products	1,843	5%		2,057	6%		(10%	)	(10%	)
Hardware systems support	1,046	3%		1,259	3%		(17%	)	(18%	)
Services	3,743	10%		3,818	11%		(2%	)	(2%	)
Research and development	4,523	12%		4,519	13%		0%		1%
General and administrative (2)	1,126	3%		970	3%		16%		16%
Amortization of intangible assets	2,430	7%		2,428	7%		0%		0%
Acquisition related and other	56	0%		208	1%		(73%	)	(74%	)
Restructuring	295	1%		487	1%		(40%	)	(40%	)

Total Operating Expenses	23,415	63%		23,589	66%		(1%	)	(1%	)

OPERATING INCOME	13,706	37%		12,033	34%		14%		14%
Interest expense	(766)	(2%	)	(808)	(3%	)	(5%	)	(5%	)
Non-operating income, net	22	0%		186	1%		(88%	)	(83%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	12,962	35%		11,411	32%		14%		13%

Provision for income taxes	2,981	8%		2,864	8%		4%		4%

NET INCOME	$9,981	27%		$8,547	24%		17%		16%

EARNINGS PER SHARE:
Basic	$1.99			$1.69
Diluted	$1.96			$1.67
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,015			5,048
Diluted	5,095			5,128
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the year ended May 31, 2012 compared with the corresponding prior year had no impact on our total revenues, total operating expenses and operating income.

(2)	General and administrative expenses for the year ended May 31, 2011 included a benefit of $120 million related to the recovery of legal costs.

ORACLE CORPORATION

FISCAL 2012 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2012 GAAP	Adj.	2012 Non-GAAP	2011 GAAP	Adj.	2011 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4) (5)	$37,121	$100	$37,221	$35,622	$228	$35,850	4%		4%		4%		4%
TOTAL SOFTWARE REVENUES (3) (4)	$26,116	$70	$26,186	$24,031	$80	$24,111	9%		9%		9%		9%
New software licenses (3)	9,906	22	9,928	9,235	—	9,235	7%		8%		8%		9%
Software license updates and product support (4)	16,210	48	16,258	14,796	80	14,876	10%		9%		9%		9%

TOTAL HARDWARE SYSTEMS REVENUES (5)	$6,302	$30	$6,332	$6,944	$148	$7,092	(9%	)	(11%	)	(10%	)	(12%	)
Hardware systems products	3,827	—	3,827	4,382	—	4,382	(13%	)	(13%	)	(14%	)	(14%	)
Hardware systems support (5)	2,475	30	2,505	2,562	148	2,710	(3%	)	(8%	)	(4%	)	(8%	)
TOTAL OPERATING EXPENSES	$23,415	$(3,407)	$20,008	$23,589	$(3,623)	$19,966	(1%	)	0%		(1%	)	0%
Hardware systems products	1,843	—	1,843	2,057	(2)	2,055	(10%	)	(10%	)	(10%	)	(10%	)
Stock-based compensation (6)	626	(626)	—	498	(498)	—	25%		*		25%		*
Amortization of intangible assets (7)	2,430	(2,430)	—	2,428	(2,428)	—	0%		*		0%		*
Acquisition related and other	56	(56)	—	208	(208)	—	(73%	)	*		(74%	)	*
Restructuring	295	(295)	—	487	(487)	—	(40%	)	*		(40%	)	*
OPERATING INCOME	$13,706	$3,507	$17,213	$12,033	$3,851	$15,884	14%		8%		14%		8%

OPERATING MARGIN %	37%		46%	34%		44%	314 bp.		194 bp.		306 bp.		184 bp.

INCOME TAX EFFECTS (8)	$2,981	$967	$3,948	$2,864	$1,003	$3,867	4%		2%		4%		2%

NET INCOME	$9,981	$2,540	$12,521	$8,547	$2,848	$11,395	17%		10%		16%		10%

DILUTED EARNINGS PER SHARE	$1.96		$2.46	$1.67		$2.22	18%		11%		17%		10%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,095	—	5,095	5,128	—	5,128	(1%	)	(1%	)	(1%	)	(1%	)
(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2012, approximately $34 million in estimated revenues related to assumed cloud software subscription contracts will not be recognized for fiscal 2013 due to business combination accounting rules.

(4)	As of May 31, 2012, approximately $13 million and $2 million in estimated revenues related to assumed software support contracts will not be recognized for fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(5)	As of May 31, 2012, approximately $11 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2013 due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Year Ended			Year Ended
	May 31, 2012			May 31, 2011
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$122	$(122)	$—	$87	$(87)	$—
Software license updates and product support	18	(18)	—	14	(14)	—
Hardware systems products	1	(1)	—	2	(2)	—
Hardware systems support	5	(5)	—	5	(5)	—
Services	23	(23)	—	16	(16)	—
Research and development	295	(295)	—	231	(231)	—
General and administrative	162	(162)	—	145	(145)	—

Subtotal	626	(626)	—	500	(500)	—

Acquisition related and other	33	(33)	—	10	(10)	—

Total stock-based compensation	$659	$(659)	$—	$510	$(510)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of May 31, 2012 was as follows:

Fiscal 2013	$2,313
Fiscal 2014	1,938
Fiscal 2015	1,488
Fiscal 2016	941
Fiscal 2017	384
Thereafter	824

Total intangible assets subject to amortization	7,888
In-process research and development	11

Total intangible assets, net	$7,899

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 23.0% and 25.1% in fiscal 2012 and 2011, respectively, and an effective non-GAAP tax rate of 24.0% and 25.3% in fiscal 2012 and 2011, respectively. The difference between our GAAP and non-GAAP tax rates in fiscal 2012 was primarily due to the disproportionate rate impact of discrete items, income tax effects related to acquired tax exposures, and differences in jurisdictional tax rates and related tax benefits attributable to our restructuring expenses in the period. The difference between our GAAP and non-GAAP tax rates in fiscal 2011 was primarily due to differences in jurisdictional tax rates and related tax benefits attributable to our restructuring expenses in the period, and was also due to income tax effects related to acquired tax exposures.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	May 31, 2012	May 31, 2011
ASSETS
Current Assets:
Cash and cash equivalents	$14,955	$16,163
Marketable securities	15,721	12,685
Trade receivables, net	6,377	6,628
Inventories	158	303
Deferred tax assets	877	1,189
Prepaid expenses and other current assets	1,935	2,206

Total Current Assets	40,023	39,174

Non-Current Assets:
Property, plant and equipment, net	3,021	2,857
Intangible assets, net	7,899	7,860
Goodwill	25,119	21,553
Deferred tax assets	595	1,076
Other assets	1,670	1,015

Total Non-Current Assets	38,304	34,361

TOTAL ASSETS	$78,327	$73,535

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$2,950	$1,150
Accounts payable	438	494
Accrued compensation and related benefits	2,002	2,320
Deferred revenues	7,035	6,802
Other current liabilities	2,963	3,426

Total Current Liabilities	15,388	14,192

Non-Current Liabilities:
Notes payable and other non-current borrowings	13,524	14,772
Income taxes payable	3,759	3,169
Other non-current liabilities	1,569	1,157

Total Non-Current Liabilities	18,852	19,098

Equity	44,087	40,245

TOTAL LIABILITIES AND EQUITY	$78,327	$73,535

ORACLE CORPORATION

FISCAL 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Year Ended May 31,
	2012	2011

Cash Flows From Operating Activities:
Net income	$9,981	$8,547
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	486	368
Amortization of intangible assets	2,430	2,428
Deferred income taxes	9	(253)
Stock-based compensation	659	510
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	182	325
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(97)	(215)
Other, net	84	68
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease (increase) in trade receivables, net	84	(565)
Decrease (increase) in inventories	150	(28)
(Increase) decrease in prepaid expenses and other assets	(51)	14
Decrease in accounts payable and other liabilities	(720)	(120)
Increase (decrease) in income taxes payable	54	(96)
Increase in deferred revenues	492	231

Net cash provided by operating activities	13,743	11,214

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(38,625)	(31,009)
Proceeds from maturities and sales of marketable securities and other investments	35,594	27,120
Acquisitions, net of cash acquired	(4,702)	(1,847)
Capital expenditures	(648)	(450)
Proceeds from sale of property	—	105

Net cash used for investing activities	(8,381)	(6,081)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(5,856)	(1,160)
Proceeds from issuances of common stock	733	1,376
Payments of dividends to stockholders	(1,205)	(1,061)
Proceeds from borrowings, net of issuance costs	1,700	4,354
Repayments of borrowings	(1,405)	(3,143)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	97	215
Distributions to noncontrolling interests	(163)	(65)

Net cash (used for) provided by financing activities	(6,099)	516

Effect of exchange rate changes on cash and cash equivalents	(471)	600

Net (decrease) increase in cash and cash equivalents	(1,208)	6,249

Cash and cash equivalents at beginning of period	16,163	9,914

Cash and cash equivalents at end of period	$14,955	$16,163

ORACLE CORPORATION

FISCAL 2012 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2011				Fiscal 2012
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$8,760	$9,053	$9,948	$11,214	$12,818	$13,129	$13,463	$13,743

Capital Expenditures (2)	(293)	(369)	(441)	(450)	(492)	(500)	(509)	(648)

Free Cash Flow	$8,467	$8,684	$9,507	$10,764	$12,326	$12,629	$12,954	$13,095

% Growth over prior year	0%	3%	19%	27%	46%	45%	36%	22%
GAAP Net Income	$6,363	$6,776	$7,701	$8,547	$9,035	$9,356	$9,738	$9,981

Free Cash Flow as a % of Net Income	133%	128%	123%	126%	136%	135%	133%	131%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

FISCAL 2012 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2011						Fiscal 2012
	Q1	Q2	Q3	Q4		TOTAL	Q1		Q2		Q3		Q4		TOTAL

REVENUES
New software licenses	$1,286	$1,999	$2,214	$3,736		$9,235	$1,498		$2,048		$2,374		$3,985		$9,906
Software license updates and product support	3,450	3,645	3,740	3,961		14,796	4,022		3,986		4,051		4,152		16,210

Software Revenues	4,736	5,644	5,954	7,697		24,031	5,520		6,034		6,425		8,137		26,116
Hardware systems products	1,079	1,112	1,035	1,157		4,382	1,029		953		869		977		3,827
Hardware systems support	619	641	629	673		2,562	645		625		604		600		2,475

Hardware Systems Revenues	1,698	1,753	1,664	1,830		6,944	1,674		1,578		1,473		1,577		6,302
Services Revenues	1,068	1,185	1,146	1,248		4,647	1,180		1,180		1,141		1,202		4,703

Total Revenues	$7,502	$8,582	$8,764	$10,775		$35,622	$8,374		$8,792		$9,039		$10,916		$37,121

AS REPORTED REVENUE GROWTH RATES
New software licenses	25%	21%	29%	19%		23%	17%		2%		7%		7%		7%
Software license updates and product support	11%	12%	13%	15%		13%	17%		9%		8%		5%		10%
Software Revenues	14%	15%	19%	17%		17%	17%		7%		8%		6%		9%
Hardware systems products	*	*	279%	(6%	)	191%	(5%	)	(14%	)	(16%	)	(16%	)	(13%	)
Hardware systems support	*	*	239%	12%		227%	4%		(2%	)	(4%	)	(11%	)	(3%	)
Hardware Systems Revenues	*	*	263%	0%		203%	(1%	)	(10%	)	(11%	)	(14%	)	(9%	)
Services Revenues	18%	24%	23%	13%		19%	10%		0%		0%		(4%	)	1%
Total Revenues	48%	47%	37%	13%		33%	12%		2%		3%		1%		4%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	25%	23%	27%	12%		19%	11%		3%		8%		11%		8%
Software license updates and product support	12%	13%	12%	10%		12%	10%		9%		9%		8%		9%
Software Revenues	15%	17%	17%	11%		15%	11%		7%		9%		10%		9%
Hardware systems products	*	*	274%	(11%	)	184%	(11%	)	(14%	)	(16%	)	(13%	)	(14%	)
Hardware systems support	*	*	234%	6%		218%	(3%	)	(3%	)	(3%	)	(7%	)	(4%	)
Hardware Systems Revenues	*	*	258%	(5%	)	195%	(8%	)	(10%	)	(11%	)	(11%	)	(10%	)
Services Revenues	18%	25%	21%	7%		17%	5%		0%		1%		0%		1%
Total Revenues	49%	48%	35%	7%		30%	5%		2%		4%		5%		4%

GEOGRAPHIC REVENUES

REVENUES
Americas	$3,904	$4,452	$4,509	$5,487		$18,352	$4,226		$4,532		$4,707		$5,771		$19,236
Europe, Middle East & Africa	2,381	2,738	2,815	3,564		11,497	2,704		2,756		2,787		3,314		11,561
Asia Pacific	1,217	1,392	1,440	1,724		5,773	1,444		1,504		1,545		1,831		6,324

Total Revenues	$7,502	$8,582	$8,764	$10,775		$35,622	$8,374		$8,792		$9,039		$10,916		$37,121

HEADCOUNT

GEOGRAPHIC AREA
Americas	44,494	44,815	45,825	45,887			46,338		46,672		47,884		48,901
Europe, Middle East & Africa	22,886	22,690	22,705	22,394			22,210		22,725		22,852		22,957
Asia Pacific	37,856	38,225	39,340	40,148			40,840		41,901		42,908		43,308

Total Company	105,236	105,730	107,870	108,429			109,388		111,298		113,644		115,166

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011 and 2010 for the fiscal 2012 and fiscal 2011 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2012 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2011					Fiscal 2012
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2		Q3	Q4	TOTAL
SOFTWARE REVENUES
DATABASE & MIDDLEWARE REVENUES
New software licenses	$937	$1,420	$1,575	$2,694	$6,626	$1,070	$1,479		$1,716	$2,706	$6,971
Software license updates and product support	2,316	2,443	2,523	2,663	9,945	2,710	2,707		2,776	2,828	11,019

Database and Middleware Revenues	$3,253	$3,863	$4,098	$5,357	$16,571	$3,780	$4,186		$4,492	$5,534	$17,990

AS REPORTED GROWTH RATES
New software licenses	32%	21%	27%	18%	23%	14%	4%		9%	0%	5%
Software license updates and product support	12%	15%	15%	15%	14%	17%	11%		10%	6%	11%
Database and Middleware Revenues	17%	17%	19%	17%	18%	16%	8%		10%	3%	9%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	32%	23%	26%	10%	19%	8%	4%		10%	5%	6%
Software license updates and product support	13%	16%	14%	10%	13%	12%	13%		12%	10%	12%
Database and Middleware Revenues	18%	18%	18%	10%	15%	11%	10%		11%	8%	10%

APPLICATIONS REVENUES
New software licenses	$349	$579	$639	$1,042	$2,609	$428	$569		$658	$1,279	$2,935
Software license updates and product support	1,134	1,202	1,217	1,298	4,851	1,312	1,279		1,275	1,324	5,191

Applications Revenues	$1,483	$1,781	$1,856	$2,340	$7,460	$1,740	$1,848		$1,933	$2,603	$8,126

AS REPORTED GROWTH RATES
New software licenses	10%	21%	34%	22%	23%	23%	(2%	)	3%	23%	13%
Software license updates and product support	8%	8%	10%	16%	10%	16%	6%		5%	2%	7%
Applications Revenues	8%	12%	17%	18%	14%	17%	4%		4%	11%	9%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	10%	22%	31%	16%	20%	19%	(1%	)	3%	27%	14%
Software license updates and product support	9%	9%	9%	10%	9%	7%	2%		2%	5%	4%
Applications Revenues	9%	13%	16%	12%	13%	10%	1%		3%	15%	7%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011 and 2010 for the fiscal 2012 and fiscal 2011 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

FISCAL 2012 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE AND HARDWARE SYSTEMS PRODUCTS REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2011								Fiscal 2012
	Q1		Q2		Q3	Q4		TOTAL	Q1		Q2		Q3		Q4		TOTAL
AMERICAS

Database & Middleware	$446		$671		$755	$1,284		$3,155	$478		$669		$808		$1,337		$3,291
Applications	212		359		355	580		1,507	249		358		420		789		1,816

New Software License Revenues	$658		$1,030		$1,110	$1,864		$4,662	$727		$1,027		$1,228		$2,126		$5,107

Hardware Systems Products Revenues	$543		$602		$506	$599		$2,248	$475		$496		$410		$498		$1,880

AS REPORTED GROWTH RATES
Database & Middleware	44%		36%		40%	14%		28%	7%		0%		7%		4%		4%
Applications	14%		26%		26%	20%		22%	18%		0%		18%		36%		21%
New Software License Revenues	33%		32%		35%	16%		26%	10%		0%		11%		14%		10%
Hardware Systems Products Revenues	*		*		287%	(3%	)	201%	(12%	)	(17%	)	(19%	)	(17%	)	(16%	)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	43%		36%		39%	12%		27%	6%		1%		8%		7%		6%
Applications	14%		26%		24%	18%		20%	16%		1%		19%		38%		21%
New Software License Revenues	32%		32%		34%	14%		24%	9%		1%		11%		16%		11%
Hardware Systems Products Revenues	*		*		285%	(4%	)	199%	(13%	)	(17%	)	(18%	)	(16%	)	(16%	)

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$279		$426		$505	$925		$2,137	$322		$443		$535		$849		$2,150
Applications	73		148		197	308		724	118		141		158		317		734

New Software License Revenues	$352		$574		$702	$1,233		$2,861	$440		$584		$693		$1,166		$2,884

Hardware Systems Products Revenues	$338		$329		$330	$341		$1,337	$344		$272		$265		$260		$1,140

AS REPORTED GROWTH RATES
Database & Middleware	25%		(1%	)	11%	23%		15%	15%		4%		6%		(8%	)	1%
Applications	(19%	)	23%		47%	18%		20%	63%		(4%	)	(20%	)	3%		1%
New Software License Revenues	12%		5%		19%	22%		16%	25%		2%		(1%	)	(5%	)	1%
Hardware Systems Products Revenues	*		*		246%	(13%	)	176%	2%		(17%	)	(20%	)	(24%	)	(15%	)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	32%		7%		12%	9%		12%	5%		5%		8%		0%		3%
Applications	(16%	)	31%		46%	7%		16%	55%		(3%	)	(18%	)	10%		4%
New Software License Revenues	18%		12%		20%	9%		13%	15%		3%		1%		2%		4%
Hardware Systems Products Revenues	*		*		246%	(21%	)	165%	(11%	)	(17%	)	(18%	)	(18%	)	(16%	)

ASIA PACIFIC

Database & Middleware	$212		$323		$315	$485		$1,334	$270		$367		$373		$520		$1,530
Applications	64		72		87	154		378	61		70		80		173		385

New Software License Revenues	$276		$395		$402	$639		$1,712	$331		$437		$453		$693		$1,915

Hardware Systems Products Revenues	$198		$181		$199	$217		$797	$210		$185		$194		$219		$807

AS REPORTED GROWTH RATES
Database & Middleware	19%		27%		28%	20%		23%	28%		14%		19%		7%		15%
Applications	54%		(1%	)	45%	41%		33%	(4%	)	(4%	)	(8%	)	13%		2%
New Software License Revenues	26%		21%		32%	24%		25%	20%		11%		13%		8%		12%
Hardware Systems Products Revenues	*		*		325%	(4%	)	191%	6%		2%		(3%	)	1%		1%

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	13%		22%		20%	8%		15%	15%		12%		16%		11%		13%
Applications	47%		(5%	)	34%	27%		24%	(11%	)	(6%	)	(9%	)	21%		3%
New Software License Revenues	19%		16%		23%	12%		16%	9%		8%		11%		13%		11%
Hardware Systems Products Revenues	*		*		295%	(13%	)	173%	(5%	)	(1%	)	(6%	)	1%		(3%	)

TOTAL COMPANY

Database & Middleware	$937		$1,420		$1,575	$2,694		$6,626	$1,070		$1,479		$1,716		$2,706		$6,971
Applications	349		579		639	1,042		2,609	428		569		658		1,279		2,935

New Software License Revenues	$1,286		$1,999		$2,214	$3,736		$9,235	$1,498		$2,048		$2,374		$3,985		$9,906

Hardware Systems Products Revenues	$1,079		$1,112		$1,035	$1,157		$4,382	$1,029		$953		$869		$977		$3,827

AS REPORTED GROWTH RATES
Database & Middleware	32%		21%		27%	18%		23%	14%		4%		9%		0%		5%
Applications	10%		21%		34%	22%		23%	23%		(2%	)	3%		23%		13%
New Software License Revenues	25%		21%		29%	19%		23%	17%		2%		7%		7%		7%
Hardware Systems Products Revenues	*		*		279%	(6%	)	191%	(5%	)	(14%	)	(16%	)	(16%	)	(13%	)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	32%		23%		26%	10%		19%	8%		4%		10%		5%		6%
Applications	10%		22%		31%	16%		20%	19%		(1%	)	3%		27%		14%
New Software License Revenues	25%		23%		27%	12%		19%	11%		3%		8%		11%		8%
Hardware Systems Products Revenues	*		*		274%	(11%	)	184%	(11%	)	(14%	)	(16%	)	(13%	)	(14%	)

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011 and 2010 for the fiscal 2012 and fiscal 2011 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

APPENDIX A

ORACLE CORPORATION

FISCAL 2012 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

New software licenses, software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software subscription contracts (included in new software licenses revenues), software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud software subscription contracts and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our new software licenses revenues, software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software subscriptions and hardware systems support contracts; however, we cannot be certain that our customers will renew our cloud software subscriptions contracts, software license updates and product support contracts or our hardware systems support contracts.

•

Hardware systems products expenses: We have excluded the effects of the fair value adjustments to our inventories acquired from Sun that were sold to customers in fiscal year 2011, which resulted in the exclusion of these adjustments from our hardware systems products expenses and net income measures during fiscal year 2011. Business combination accounting rules require us to account for inventories assumed from our acquisitions at their fair values. The non-GAAP adjustment to our hardware systems products expenses is intended to reflect the hardware systems products expenses that would have been otherwise recorded by Sun as a standalone entity upon the sale of these inventories. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we do not expect the fair value adjustments to our inventories to recur in future periods with respect to the Sun acquisition and, therefore, we expect that these adjustments will not impact our future operating expenses. Investors should note that other factors may affect the future values of our inventories and hardware systems products expenses. If we assume inventories in future acquisitions, we will be required to assess their fair values, which may result in fair value adjustments to those inventories.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and changes in fair value of contingent consideration payable, and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.